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CUSIP No. 133425108                 SCHEDULE 13D                 Page 13 of 16



                                    EXHIBIT 1
                             JOINT FILING AGREEMENT

          Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that the Schedule 13D to which this Joint Filing Agreement is being filed as an exhibit shall be a joint statement filed on behalf of each of the undersigned.

Date:    July 10, 2000

                                         STILWELL VALUE PARTNERS I, L.P.

                                         /s/ Joseph Stilwell
                                         ----------------------------------
                                         By: STILWELL VALUE LLC
                                             General Partner

                                         /s/ Joseph Stilwell
                                         ----------------------------------
                                         By:      Joseph Stilwell
                                                  Managing and Sole Member

                                         STILWELL ASSOCIATES, L.P.

                                         /s/ Joseph Stilwell
                                         ----------------------------------
                                         By:      Joseph Stilwell
                                                  General Partner

                                         THE MARGARET DE FLEUR
                                           FOUNDATION, INC.

                                         /s/ Joseph Stilwell
                                         ----------------------------------
                                         By:      Joseph Stilwell
                                                  President

                                         STILWELL VALUE LLC

                                         /s/ Joseph Stilwell
                                         ----------------------------------
                                         By:      Joseph Stilwell
                                                  Managing and Sole Member

                                         JOSEPH STILWELL

                                         /s/ Joseph Stilwell
                                         ----------------------------------
                                         Joseph Stilwell